Exhibit 32.2

THE PROVIDENCE SERVICE CORPORATION
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C., as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Kevin Dotts, the Chief Financial Officer of The Providence Service Corporation (the "Company"), does hereby certify, that, to my knowledge:

1)The Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 27, 2020

/s/ Kevin Dotts
Kevin Dotts Chief Financial Officer (Principal Financial Officer)